UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 19, 2005 (May 17, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     0-22356                  58-20583
 (State or Other Jurisdiction       (Commission File          (IRS Employer
       of Incorporation)                Number)            Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                          (912) 233-9333 (Registrant's
                     telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

         On May 17, 2005, the Company, and certain of its subsidiaries, filed various amendments to their Schedules of Assets and Liabilities and Statements of Financial Affairs (the "Amended Schedules and Statements") with the United States Bankruptcy Court for the Southern District of Georgia, Savannah Division (the "Bankruptcy Court"). Among other changes, the Amended Schedules and Statements contain revisions to the intercompany account balance information included in the Company's Schedules of Assets and Liabilities and Statements of Financial Affairs, as previously filed with the Bankruptcy Court on April 14, 2005. The Amended Schedules and Statements may be accessed free of charge via the Internet at the website of Kurtzman Carson Consultants LLC (http://www.kccllc.net/friedmans).

         The form of Amended Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements, as filed with the Bankruptcy Court with the Amended Schedules and Statements, is included as Exhibit 99.1 to this Current Report on Form 8-K, and replaces and supercedes in its entirety the Form of Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements included as Exhibit 99.1 to the the Company's Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the "SEC") on April 20, 2005.

Item 8.01         Other Events.

          As previously disclosed, on April 19, 2005, the United States trustee in Savannah, Georgia convened and presided at a meeting of creditors of the Company pursuant to section 341 of the United States Bankruptcy Code (the "Section 341 Meeting"). The slides that were presented by the Company at the
Section 341 Meeting (the "Section 341 Meeting Slides") were filed with the Bankruptcy Court on April 19, 2005.

          On May 17, 2005, the Company filed amended and restated Section 341 Meeting Slides (the "Amended and Restated Section 341 Slides") with the Bankruptcy Court. The Amended and Restated Section 341 Slides include a revised summary of Schedules of Assets and Liabilities on page 49 of such presentation, which reflects changes to certain intercompany account balance information contained in the Amended Schedules and Statements (as described above in Item
7.01 of this Current Report on Form 8-K).

         A copy of the Amended and Restated Section 341 Meeting Slides is included as Exhibit 99.2 to this Current Report on Form 8-K, and replaces and supercedes in its entirety the copy of the Section 341 Meeting Slides included as Exhibit 99.1 to the Company's Current Report on Form 8-K that was filed with the the SEC on April 22, 2005.

Cautionary Information Regarding Forward-Looking Statements
-----------------------------------------------------------

         Some of the statements included in the Amended and Restated Section 341 Slides, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the anticipated or expected results expressed in these forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements. The forward-looking statements and the Company's liquidity, capital resources, and results of operations are subject to a number of risks and uncertainties, including, but not limited to, the following: the ability of the Company to operate as a going concern; the ability of the Company to continue to obtain use of cash collateral and/or debtor-in-possession (DIP) financing pursuant to the terms of such agreements; reaching a definitive agreement with Harbert Distressed Investment Master Fund, Ltd. regarding its secured subordinated term loan, the ability of the Company to comply with the terms and conditions of its DIP financing, including its secured subordinated term loan with Harbert Distressed Investment Master Fund, Ltd.; court approval of the motions prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company's ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company's liquidity and/or results of operations; competitive pressures from other retailers; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; potential adverse publicity; the final results of the audit including the review of the calculation of our allowance for doubtful accounts; the results of the SEC and United States Attorney's Office for the Eastern District of New York investigations; the results of various litigation; the effect of the restatement on our credit facilities, including funding availability thereunder and our relationship with our lenders; the effect of the restatement on our future earnings, including any adjustments to previously announced earnings forecasts; and other risks factors identified from time to time in our SEC reports, including, but not limited to, the report on Form 10-K for the year ended September 28, 2002.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of the Company's common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company's public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of the Company's common stock (both Series A and Series B common stock) and other equity interests (such as options and warrants) should assume that they could receive little or no value as part of a plan of reorganization. In addition, under certain conditions specified under the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company's common stock or any claims relating to pre-petition liabilities and/or other interests in the Company such as warrants convertible into equity interests.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Form of Amended Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements

Exhibit 99.2          Amended and Restated Section 341 Meeting Slides

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FRIEDMAN'S INC.


Date:    May 19, 2005                         By: /s/ C. Steven Moore
                                                  -----------------------------
                                                  C. Steven Moore
                                                  Chief Administrative Officer
                                                  and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1 Form of Amended Global Notes and Statement of Limitations, Methodology, and Disclaimer Regarding Debtors' Schedules and Statements

Exhibit 99.2          Amended and Restated Section 341 Meeting Slides